UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

December 1, 2025
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation)		Commission File Number:						(I.R.S. Employer Identification No.)

1812 N. Moore Street	,	Suite 1705	,	Arlington	,	Virginia	,	22209
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2025, Ms. Cheryl Scott retired from the Board of Directors (the “Board”) of Evolent Health, Inc. (the “Company”). Ms. Scott’s decision to retire was not the result of any disagreement between the Company and Ms. Scott on any matter relating to the Company’s operations, policies or practices. In connection with Ms. Scott’s resignation, the Board accelerated the vesting of 21,979 restricted stock units granted under the Company’s Amended and Restated 2015 Omnibus Incentive Compensation Plan that were previously scheduled to vest upon the earlier of June 5, 2026, and the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”).

On December 2, 2025, the Board appointed Ms. Jill Smith, 67, to the Board with a term expiring at the Company’s 2026 Annual Meeting.

Ms. Smith brings more than 25 years of experience as a business leader, including 17 years as chief executive officer of private and public technology companies and over a decade as an independent director. Most recently, Ms. Smith was President and Chief Executive Officer of Allied Minds plc, a technology commercialization company, from March 2017 to June 2019, and prior to that was Chairman, Chief Executive Officer and President of DigitalGlobe Inc., a global provider of satellite imagery products and services. Ms. Smith started her career as a consultant at Bain & Company, where she rose to Partner. She subsequently joined Sara Lee as Vice President, and went on to serve as President and Chief Executive Officer of eDial, a VoIP collaboration company, and of SRDS, a business-to-business publishing firm. She also served as Chief Operating Officer of Micron Electronics, and co-founded Treacy & Company, a consulting and boutique investment business. Ms. Smith has served as a director of Securitas AB since May 2025, Check Point Software Technologies LTD since November 2023 and MDA Space LTD since March 2021. She previously served as a director of other public and private companies, including, in healthcare, R1 RCM, Inc and Endo International.

The Board has determined that Ms. Smith is an independent director in accordance with applicable New York Stock Exchange and Securities and Exchange Commission (“SEC”) rules and regulations and the Company’s corporate governance guidelines. There is no arrangement or understanding between Ms. Smith and any other person pursuant to which Ms. Smith was appointed, and there are no related party transactions with regard to Ms. Smith (or any of her immediate family members) that are reportable under Item 404(a) of Regulation S-K.

Ms. Smith will be eligible to participate in the compensation arrangements and programs established for the Company’s non-employee directors as described in the Company’s definitive proxy statement filed with the SEC on April 25, 2025. The Company entered into its standard form of indemnification agreement with Ms. Smith, a form of which is filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 7.01 Regulation FD Disclosure

Members of Evolent Health, Inc.’s (the “Company”) senior management team are scheduled to meet with investors and analysts at various meetings between December 2 and December 16, 2025. In anticipation of these meetings, the Company reaffirms, as of the date hereof, the Company’s fourth quarter 2025 revenue guidance of approximately $462.0 million to $472.0 million, and fourth quarter 2025 Adjusted EBITDA guidance of approximately $30.0 million to $40.0 million. This guidance is consistent with the guidance issued in the Company’s press release dated November 6, 2025.

The Company does not believe it can meaningfully reconcile guidance for non-GAAP Adjusted EBITDA to net income (loss) attributable to common shareholders of Evolent Health, Inc. because the Company cannot provide guidance for the more significant reconciling items between net income (loss) attributable to common shareholders of Evolent Health, Inc. and Adjusted EBITDA without unreasonable effort. This is due to the fact that future period non-GAAP guidance includes adjustments for items not indicative of our core operations, and as a result from changes to our business due to transactions and other events. Such items may, from time to time, include loss on repayment/extinguishment of debt; gain (loss) from equity method investees, loss on option exercise, change in fair value of contingent consideration, change in tax receivable agreement liability, other income (expense), gain (loss) on disposal of non-strategic assets, right-of-use asset impairments, losses on lease terminations, repositioning costs, stock-based compensation expense, severance costs, dividends and accretion on Series A Preferred Stock and transaction-related costs. Such adjustments may be affected by changes in ongoing assumptions, judgements, as well as nonrecurring, unusual or unanticipated charges, expenses or gains (losses) or other items that may not directly correlate to the underlying performance of our business operations. The exact amount of these adjustments is not currently determinable but may be significant.

None of the information furnished in Item 7.01 hereto shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly set forth by specific reference in such filings, none of the information furnished in this report shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements which include the Company’s 2025 guidance, as well as any other statements which are not historical facts. The Company intends such forward-looking statements to be covered under the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. By their nature, forward-looking statements are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected. These risks and uncertainties are discussed under the headings “Forward-Looking Statements – Cautionary Language,” and “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including its Quarterly Report on Form 10-Q for the period ended September 30, 2025, filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made. Except for any ongoing obligation to disclose material information as required by the United States federal securities laws, the Company does not have any intention or obligation to publicly update or revise any forward-looking statements after filing this Current Report on Form 8-K, whether to reflect any future events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary

Date: December 2, 2025